EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Oded Shein, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Stage Stores, Inc.; and

2.
Based on my knowledge, this Amendment No. 1 to the Annual Report on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 25, 2018	/s/ Oded Shein
Oded Shein
Executive Vice President,
Chief Financial Officer and Treasurer